Registration No. 33-6418
1940 Act File No. 811-4946
Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND
MIDCAP FUND
BOND FUND

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Supplement Dated July 24, 2013 to
Statement of Additional Information Dated March 31, 2013

Statistical Rating Organizations Employed by the Funds

     The Funds, in addition to referring to the ratings of Standard & Poor’s or Moody’s Investor Services, Inc. in making investment decisions, may also in the alternative consider the ratings of Fitch Ratings (“Fitch”). Accordingly, all references in the Statement of Additional Information to “by either Standard & Poor's or Moody's Investors Service, Inc.” and “by S&P or Moody’s” are hereby deleted and replaced with “by S&P, Moody’s, or Fitch”. In addition, the debt securities rated below investment grade (commonly referred to as “junk” or “high-yield” bonds) in which the Funds may invest shall also include those securities rated below “BBB” by Fitch.